Exhibit 10.1

AMENDMENT NO. 1

Dated as of September 3, 2010

to

CREDIT AGREEMENT

Dated as of November 24, 2009

THIS AMENDMENT NO. 1 (this “Amendment”) is dated as of September 3, 2010 by and among Inergy, L.P. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of November 24, 2009 by and among the Borrower, the Lenders, the Co-Syndication Agents party thereto, the Documentation Agent party thereto and the Administrative Agent (as amended, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested certain modifications be made to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments to Credit Agreement. Effective as of the date first written above (the “Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Mortgage and Vehicle Title Requirement” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Mortgage and Vehicle Title Requirement” means the requirement that the Credit Parties shall have granted to the Administrative Agent a perfected Lien on (a) at least seventy-five percent (75%) of the aggregate book value of all Fee Owned Real Property (excluding any Fee Owned Real Property located in the State of New York), as determined by the Administrative Agent in its reasonable discretion and (b) at least fifty percent (50%) of the aggregate book value of all motor vehicles, as determined by the Administrative Agent in its reasonable discretion.

(b) The definition of “Permitted Junior Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing (i) “Effective Date” with “Maturity Date” and (ii) “Termination Date” with “Maturity Date”.

(c) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical locations:

“Designated Period” means the period commencing on September 3, 2010 and ending on the earlier of:

(i) September 30, 2011; and

(ii) the date upon which the Borrower shall have received at least $300,000,000 in the aggregate of net cash proceeds from the issuance of Capital Stock from and after September 3, 2010.

“Required Total Leverage Ratio” means:

(i) if the Borrower has directly or indirectly acquired all of the equity interests of Tres Palacios Gas Storage LLC and its subsidiaries from TP Gas Holding LLC pursuant to the Purchase and Sale Agreement dated as of September 3, 2010 by and between TP Gas Holding LLC and Inergy Midstream, LLC:

(A) in the case of any fiscal quarter ending at any time on or before September 30, 2011, 5.75 to 1.00 (or, if the Borrower shall have received at least $300,000,000 in the aggregate of net cash proceeds from the issuance of Capital Stock from and after September 3, 2010, 5.25 to 1.00); and

(B) in the case of any other fiscal quarter, 4.75 to 1.0 (or, in the case of the first two fiscal quarters immediately following an Acquisition with a purchase price in excess of $150,000,000, 5.25 to 1.00); and

(ii) if the Borrower has not directly or indirectly acquired all of the equity interests of Tres Palacios Gas Storage LLC and its subsidiaries from TP Gas Holding LLC pursuant to the Purchase and Sale Agreement dated as of September 3, 2010 by and between TP Gas Holding LLC and Inergy Midstream, LLC, 4.75 to 1.0 (or, in the case of the first two fiscal quarters immediately following an Acquisition with a purchase price in excess of $150,000,000, 5.25 to 1.00).

(d) Section 6.08 of the Credit Agreement is hereby amended by replacing “create, incur or permit to exist” with “grant in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations”.

(e) Section 6.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Maximum Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio, determined as of the end of each of its fiscal quarters ending after the Effective Date for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, to be greater than the Required Total Leverage Ratio.

(f) Section 6.12(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Minimum Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio, determined as of the end of each of its fiscal quarters ending after the Effective Date for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, to be less than (i) in the case of any fiscal quarter ending at any

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time during the Designated Period, 2.25 to 1.00 and (ii) in the case of any other fiscal quarter, 2.50 to 1.0.

(g) The first sentence of Section 6.13 of the Credit Agreement is hereby amended by inserting “other than with proceeds of any offering of Capital Stock or other Permitted Junior Debt” at the end of such sentence.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

(a) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent;

(b) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors; and

(c) for the account of each Lender that executes and delivers a counterpart to this Amendment to the Administrative Agent by such time as is requested by the Administrative Agent, an amendment fee in an amount equal to 0.125% of such Lender’s Commitment.

3. Representations and Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, but giving effect to federal laws applicable to national banks.

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6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower

By:	INERGY GP, LLC, its managing general partner

By	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman, Jr.
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Preeti Bhatnagar
Name: Preeti Bhatnagar
Title: Associate

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christen A. Lacey
Name: Christen A. Lacey
Title: Senior Vice President

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jason Hicks
Name: Jason Hicks
Title: Director

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Jason B. Webb
Name: Jason B. Webb
Title: Vice President

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

BARCLAYS BANK PLC, as a Lender

By:	/s/ Ann E. Sutton
Name: Ann E. Sutton
Title: Director

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (fka, CREDIT SUISSE, CAYMAN ISLANDS BRANCH), as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

SUNTRUST BANK, as a Lender

By:	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

CITIBANK, N.A., as a Lender

By:	/s/ Todd J. Mogil
Name: Todd J. Mogil
Title: Vice President

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

COMMERCE BANK, as a Lender

By:	/s/ C.T. Young
Name: C.T. Young
Title: Senior Vice President

Signature Page to Amendment No. 1

Inergy, L.P.

Credit Agreement dated as of November 24, 2009

EXHIBIT A

CONSENT AND REAFFIRMATION

September 10, 2010

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of November 24, 2009 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Inergy, L.P. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative (the “Administrative Agent”), which Amendment No. 1 is dated as of September 3, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty, the Pledge and Security Agreement and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

[signature page follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year first above written.

ARLINGTON STORAGE COMPANY, LLC		FINGER LAKES LPG STORAGE, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman		Name: R. Brooks Sherman
Title: Executive Vice President – CFO		Title: Executive Vice President – CFO

INERGY GAS MARKETING, LLC		INERGY PROPANE, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman		Name: R. Brooks Sherman
Title: Executive Vice President – CFO		Title: Executive Vice President – CFO

INERGY STORAGE, INC.		L & L TRANSPORTATION, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman		Name: R. Brooks Sherman
Title: Executive Vice President – CFO		Title: Executive Vice President – CFO

US SALT, LLC		INERGY TRANSPORTATION, LLC

By:	/s/ R. Brooks Sherman, Jr.	By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman		Name: R. Brooks Sherman
Title: Executive Vice President – CFO		Title: Executive Vice President – CFO

STELLAR PROPANE SERVICE, LLC

By:	/s/ R. Brooks Sherman, Jr.
Name: R. Brooks Sherman
Title: Executive Vice President – CFO

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